SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 22, 2009

                         FIRST FEDERAL BANKSHARES, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                0-25509                     42-1485449
  -----------------            -----------------          ---------------
(State or Other Jurisdiction)  (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                     Identification No.)


329 Pierce Street, Sioux City, Iowa                            51101
-----------------------------------                            -----
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (712) 277-0200
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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1


Item 8.01  Other Events

Item 3.01. Notice of  Delisting or Failure to Satisfy a Continued  Listing  Rule
           or  Standard;  Transfer of Listing
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First Federal  Bankshares,  Inc. (the  "Company"),  the parent company of Vantus
Bank, has received a Nasdaq Staff Determination letter dated May 22, 2009 notifying the Company that, because of the Company's failure to timely file its Form 10-Q for the period ended March 31, 2009, the Company has not complied with Nasdaq Marketplace Rule 5250(c)(1). As the Company has previously reported, the failure to timely file the Form 10-Q was due to the additional time needed by the Company to determine the fair value of certain investment securities, complete its financial statements, and have the report reviewed by its accountants and attorneys. The Company intends to file the Form 10-Q immediately following the completion of its assessment.

Under the rule, the Company has 60 calendar days, or until July 21, 2009, to submit a plan to regain compliance and if accepted, the Company will be granted an exception of up to 180 calendar days from the filing's due date, or until November 11, 2009, to regain compliance. The Company anticipates that the filing of the Form10-Q will be completed before a plan needs to be submitted to Nasdaq.

     A press release related to the above matters is filed as an Exhibit to this Form 8-K.



Item 9.01. Financial Statements and Exhibits

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Not Applicable.

     (d) Exhibit: Press Release dated May 29, 2009

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          FIRST FEDERAL BANKSHARES, INC.



DATE: May 29, 2009               By:      /s/ Levon Mathews
                                          ---------------------------
                                          Levon Mathews
                                          President and Chief Executive Officer